EXHIBIT 23.1
                                                  TO REGISTRATION STATEMENT

                       INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CenturyTel, Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                             /s/  KPMG LLP

Shreveport, Louisiana
May 12, 2000